SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2018

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street Warren, Pennsylvania	16,365
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code:        (814) 726-2140

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the anticipated closing date of the merger between Northwest Bancshares, Inc. (the “Company”) and Donegal Financial Services Corporation (“DFSC”).

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of the Company and DFSC may not be combined successfully, or such combination may take longer than expected; credit and interest rate risks associated with the Company’s and DFSC’s respective businesses; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Company or DFSC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, the Company and DFSC do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Item 8.01                                           Other Events

The Company has received all regulatory approvals and non-objections required pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”) by and among Donegal Mutual Insurance Company, Donegal Group Inc., DFSC and the Company, dated June 11, 2018. Pursuant to the Merger Agreement, DFSC will merge with and into the Company, with the Company as the surviving entity. Immediately thereafter, Union Community Bank, the wholly owned subsidiary of DFSC, will merge with and into Northwest Bank, the wholly owned subsidiary of the Company, with Northwest Bank as the surviving entity. The merger is anticipated to close on or about March 8, 2019, in conjunction with a data processing conversion of the systems utilized by Union Community Bank to the systems utilized by Northwest Bank.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	December 4, 2018	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer